Offerings - Offering: 1	Feb. 03, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 12,556,273.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,734.02
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 768,935 Shares (approximately 5.00% of the net assets of the Fund as of December 31, 2025) based on a net asset value per Class Y Share, Class I Shares and Class R Share as of close of business on December 31, 2025 of $16.33, $16.32 and $16.13, respectively.